UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
December 13, 2019
Date of Report (Date of earliest event reported)
__________________________
IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)
__________________________

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

The information set forth below under Item 5.02(c) is hereby incorporated by reference into this Item 5.02(b).

(c)

On December 13, 2019, the Board of Directors (the “Board”) of the Company approved, and the Company publicly announced on December 16, 2019, the appointment of Aaron Akerman as the Chief Financial Officer and Treasurer of the Company, effective as of Mr. Akerman’s first day of employment at the Company, which is anticipated to be on January 13, 2020 (the “Employment Start Date”). Effective as of the Employment Start Date, Len Wood’s service as the Company’s Interim Chief Financial Officer shall cease.

Mr. Akerman, age 51, brings substantial financial, strategic planning and corporate development experience in the technology industry to the CFO role. Previously, Mr. Akerman was CFO of Hypertec Group, a global provider of IT solutions, products and services. From 2010 to 2016, Mr. Akerman served as CFO of Lasik MD Group, a provider of laser vision correction services. As CFO of Lasik MD Group, Mr. Akerman played an active role in the M&A team, including overseeing the completion of two acquisitions. From 2003 to 2009, Mr. Akerman served as the VP of Finance of OZ Communications Inc., a developer of mobile messaging software. Mr. Akerman received both a Bachelor of Commerce, Finance and Accounting and a Graduate Diploma in Public Accountancy from McGill University. Mr. Akerman is also a CFA® charterholder.

There are no arrangements or understandings between Mr. Akerman and any other person pursuant to which Mr. Akerman was appointed Chief Financial Officer. Mr. Akerman does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Mr. Akerman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

CFA® is a registered trademark owned by CFA Institute.

Employment Agreement

In connection with his appointment, the Company and Mr. Akerman have entered into a written employment agreement (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Akerman will receive a base salary of CAD $310,000 per year with a sign-on bonus in the amount of CAD $40,000. Mr. Akerman is eligible to participate in the Company’s Executive Incentive Plan, with a target annual bonus equal to 50% of his then-current base salary. In addition, the Company will grant Mr. Akerman an option to purchase 140,000 shares (the “Option”) of the Company’s common stock, par value $0.001 per share (“Common Stock”). The Option will be granted with an exercise price equal to the fair market value of the Company’s Common Stock on the 10th business day in the month following the month of Mr. Akerman’s Employment Start Date and will vest over four years with 1/4th of the total shares subject to the Option vesting on the first annual anniversary of his Employment Start Date and an additional 1/48th of the total shares subject to the Option vesting each month thereafter, subject to Mr. Akerman’s continued employment on the applicable vesting dates. Mr. Akerman will also receive a restricted stock unit award covering 70,000 shares of Common Stock (the “RSU”). The RSU will vest over three years, with one third of the total shares subject to the RSU vesting on each of the first, second and third anniversaries of Mr. Akerman’s Employment Start Date, subject to his continued employment with the Company on the applicable vesting dates. Mr. Akerman is eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ended December 31, 2019.

Retention and Ownership Change Event Agreement

Immersion has entered into a Retention and Ownership Change Event Agreement (the “Retention Agreement”) with Mr. Akerman. The Retention Agreement provides for the payment of severance and health insurance premiums upon the occurrence of certain events. In the event that the Company terminates Mr. Akerman’s employment without “Cause” (as defined in the Retention Agreement) or if he resigns for “Good Reason” (as defined in the Retention Agreement), and Mr. Akerman is not entitled to receive the benefits described in the following paragraph, then he would be entitled to receive, 30 days after his termination, as severance, (i) a payment equal to 12 months of his base salary and (ii) health insurance premium payments until the earlier of (x) 12 months following his termination date, or (y) the date on which he first becomes eligible to obtain other group health insurance coverage.

In the event that, within 1 year following a “Change in Control” (as defined in the Retention Agreement), Mr. Akerman’s employment is terminated without Cause or if he resigns for Good Reason, Mr. Akerman would be entitled to receive, 30 days after his termination, as severance, (i) a payment equal to 12 months of his base salary and (ii) health insurance premium payments until the earlier of (x) 12 months after his termination date, or (y) the date on which he first becomes eligible to obtain other group health insurance coverage. Mr. Akerman would also be entitled to immediate vesting of 100% of his then-unvested Company equity awards (including the Option and the RSU).

Mr. Akerman’s receipt of the severance payments and benefits is contingent upon execution and delivery of an effective general release of claims in favor of the Company.

Also, effective as of the Employment Start Date, the Company and Mr. Akerman will enter into an Indemnity Agreement in the form attached as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 27, 2019.

The foregoing description of the Retention Agreement is qualified in its entirety by reference to the full text of the Retention Agreement, which will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ended December 31, 2019.

A copy of the press release announcing Mr. Akerman’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

(e)

The information set forth above under Item 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title
99.01	Press Release Issued by Immersion Corporation Dated December 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	December 16, 2019	By:	/s/ MIKE OKADA
Name: Mike Okada
Title: General Counsel